UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 6, 2007 (June 27, 2007)
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On July 11, 2007, Paychex, Inc. (the “Company”) issued a press release revising its financial results for the year ended May 31, 2007 (“fiscal 2007”) to reflect an additional expense charge of $25.0 million to increase the Company’s litigation reserve as a result of recent court decisions in the California Superior Court, Los Angeles County in connection with the Company’s previously disclosed Rapid Payroll, Inc. litigation.
This Form 8-K/A (“Amendment No. 1”) amends and restates the Current Report on Form 8-K (the “Form 8-K”) furnished by the Company on June 27, 2007, to announce its financial results for fiscal 2007. This Amendment No. 1 is being furnished to update the Company’s financial results for fiscal 2007 to reflect the additional expense charge.
Other than such amendments reflecting the expense charge and revising the preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), Amendment No. 1 continues to speak as of the date of the Form 8-K and the Company has not updated the disclosure in this Amendment No. 1 to speak to any later date.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The Company’s press release dated July 11, 2007, which reports the Company’s revised financial results for fiscal 2007 and summarizes the litigation that gave rise to the revisions, is furnished as Exhibit 99.1 to this Amendment No. 1.
The Company’s revised press release dated June 27, 2007, which reports the Company’s financial results for fiscal 2007, is furnished as Exhibit 99.2 to this Amendment No. 1.
In addition, a revised preliminary MD&A, which reviews the Company’s results of operations for each of the three years ended May 31, 2007, 2006, and 2005, and its financial condition as of May 31, 2007, is furnished as Exhibit 99.3 to this Amendment No. 1.
The MD&A furnished herewith is preliminary and is not a complete discussion and analysis intended to satisfy the requirements of Item 303 of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”). The Company expects to file its fiscal 2007 Annual Report on Form 10-K (“Form 10-K”) with the SEC within 60 days following its May 31, 2007 fiscal year-end. The fiscal 2007 Form 10-K will contain a complete set of audited Consolidated Financial Statements, Notes to Consolidated Financial Statements, and MD&A section that will satisfy the requirements of Item 303 of Regulation S-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits relating to Item 2.02 of this Amendment No. 1 are furnished herewith:
Exhibit 99.1	Press Release of Paychex, Inc. dated July 11, 2007.

Exhibit 99.2	Revised Press Release of Paychex, Inc. dated June 27, 2007.

Exhibit 99.3	Revised Paychex, Inc. Preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: July 11, 2007	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: July 11, 2007	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer, and Secretary

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